Net finance expense	12 Months Ended
Dec. 31, 2019
Financial Instruments [Abstract]
Net finance expense
Net finance expense
Recognized in profit or loss

(in thousands of USD)	2019	2018	2017
Interest income	6,529	4,106	655
Foreign exchange gains	14,043	10,917	6,611
Finance income	20,572	15,023	7,266

Interest expense on financial liabilities measured at amortized cost	(84,378)	(67,956)	(38,391)
Interest leasing	(4,811)	—	—
Fair value adjustment on interest rate swaps	(8,533)	(2,790)	—
Other financial charges	(7,474)	(6,802)	(5,819)
Foreign exchange losses	(14,607)	(11,864)	(6,519)
Finance expense	(119,803)	(89,412)	(50,729)

Net finance expense recognized in profit or loss	(99,231)	(74,389)	(43,463)

Interest income increased due to the interest received on the interest rate swaps which were acquired in the Gener8 Maritime Inc. deal and due to more cash on hand during the period.

Interest expense on financial liabilities measured at amortized cost increased during the year ended December 31, 2019, compared to 2018. This increase was attributable to an increase in the average outstanding debt during the year as a result of the merger with Gener8 Maritime Inc. combined with increased interest rates.

Interest leasing is the interest on lease liabilities which were recognized due to the adoption of IFRS 16 on January 1, 2019 (see Note 1.19).

Fair value adjustment on interest rate swaps relate primarily to interest rate swaps which were acquired in the Gener8 Maritime Inc. merger and of which the fair value at acquisition is amortized over the remaining duration of the swap via the fair value adjustment of interest rate swaps. Two IRSs related to the Gener8 Maritime Inc. merger were settled in 2019 and the one remaining has a duration matching the repayment profile of that facility and matures in September 2020 (see Note 14). $4.9 million was transfered from OCI to profit or loss related to de-designated hedging instruments.

The above finance income and expenses include the following in respect of assets (liabilities) not recognized at fair value through profit or loss:

	2019	2018	2017
Total interest income on financial assets	6,529	4,106	655
Total interest expense on financial liabilities	(84,378)	(67,956)	(38,391)
Total interest leasing	(4,811)	—	—
Total other financial charges	(7,474)	(6,802)	(5,819)

Recognized directly in equity

(in thousands of USD)	2019	2018	2017
Foreign currency translation differences for foreign operations	(112)	(157)	448
Cash flow hedges - effective portion of changes in fair value	(1,885)	(2,698)	—
Net finance expense recognized directly in equity	(1,997)	(2,855)	448
Attributable to:
Owners of the Company	(1,997)	(2,855)	448
Net finance expense recognized directly in equity	(1,997)	(2,855)	448
Recognized in:
Translation reserve	(112)	(157)	448
Hedging reserve	(1,885)	(2,698)	—